                                                                    EXHIBIT 10.9


Specialty Retail Group, Inc.

STOCK OPTION AGREEMENT

Optionee: Steven E. Glass
Address:  1360 Ocean Parkway
          Brooklyn, New York 11230

Total Number of Shares Subject to Option: 20,000

Exercise Price Per Share: $1.00

Date of Grant: October 2, 1995 ("Grant Date")

           1. GRANT OF OPTION. Specialty Retail Group, Inc., a Florida corporation ("SRG" or the "Company"), formerly known as Institute For Laboratory Medicine, Inc., hereby grants, as of the Grant Date, to Steven E. Glass (the "Optionee") an option ("Option") to purchase all or any part of 20,000 shares of common stock, $.001 par value, of the Company (the "Shares") at the exercise price of $1.00 per Share, subject to all of the terms and conditions of: (i) this Stock Option Agreement ("Agreement"); (ii) the Company's 1994 Stock Option Plan attached hereto as Exhibit A (the "Plan"); and (iii) the Exercise Notice and Agreement attached hereto as Exhibit B (the "Notice"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. This Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

           2. VESTING; EXERCISE PERIOD OF OPTION. The Shares subject to this Option shall vest, and this Option may be exercised, as to all of the Shares on and after January 1, 1996, and the foregoing rights may be exercised up to and including the date which is five (5) years from the Grant Date.

           3. PARTIAL EXERCISE. Subject to Section 2 hereof, exercise of this Option may be made in part at any time and from time to time, except that this option may not be exercised as to fewer than one hundred (100) Shares unless such exercise is made with respect to all of the Shares as to which this Option is then exercisable.

           4.   MANNER OF EXERCISE.

                 (a) This Option shall be exercisable by delivery to the Company of a Notice in the form attached hereto as Exhibit B which has been duly executed and completed by the Optionee.

                 (b) The Notice shall be accompanied by payment of the purchase price of the Shares being purchased as specified therein. Payment for the Shares shall be made in cash. In addition, the Committee, in its sole and absolute discretion, may, by written notice to the Optionee, permit payment for Shares purchased hereunder in any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note by the Optionee to the Company.

                 (c) Subject to Section 7 hereof and provided that the Notice and payment are in form and substance satisfactory to the Committee and adequate provision has been made for the payment of any federal, state, local or foreign withholding obligations of the Company or any Subsidiary associated with such exercise, the Company shall issue the full number of Shares set forth in such Notice in the name of the Optionee or, if the Option was exercised by the Optionee's guardian or legal representative as a result of the legal incompetence of the Optionee, Optionee's guardian or legal representative, as the case may be.

             5. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option may be exercised only by the Optionee or, in the event of the legal incompetence of the Optionee, by his guardian or legal representative. This Option may not be transferred by the Optionee otherwise than by will or by the laws of descent and distribution. This Option may not be assigned, pledged or hypothecated by the Optionee whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge or hypothecation contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon this option, shall be null and void and without effect.

             6. NO OBLIGATION TO EXERCISE OPTION. The grant of this Option imposes no obligation on the Optionee to exercise it.

             7. SECURITIES LAW REQUIREMENTS. No Shares shall be issued hereunder unless and until: (i) the Company and the Optionee have taken all action required to register the Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof;
(ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

             8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in capitalization affecting the Shares subject to this Option, such as a stock dividend, stock split or recapitalization the Committee has the right, but not the obligation, to make proportionate adjustments with respect to: (i) the number of Shares which are subject to this Agreement and exercise price(s) associated therewith; and (ii) such other matters as shall be appropriate in light of the circumstances. If the Committee elects to so change the terms and provisions of this Agreement, the Committee shall notify the Optionee in writing and the terms and provisions contained therein, to the extant inconsistent with those contained herein, shall govern in all respects.

             9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

            10. ENTIRE AGREEMENT. The Plan and the Notice are incorporated herein by reference. This Agreement, the Plan and the Notice constitute the entire agreement of the parties and supersede all prior undertakings, agreements, representations, warranties and understandings with respect to the subject matter hereof.

            11. SHAREHOLDERS' RIGHTS. Neither the nor any beneficiary or other person claiming under or through the Optionee shall acquire any rights as a shareholder of the Company by virtue of the Optionee having been granted the Option hereunder. Neither the Optionee nor any beneficiary or other person claiming under or through the Optionee will have any right, title or interest in or to any Shares, allocated or reserved under the Plan or subject to this Option except as to Shares, if any, that have been issued or transferred to the Optionee. No adjustment shall be made to the Option for dividends or distributions or other rights for which the record date is prior to the date of the exercise of this Option;

            12. NO RIGHT TO CONTINUE SERVICES OR EMPLOYMENT. Nothing contained in this Agreement, the Plan or the Notice shall be deemed to confer upon the Optionee any right to continue to render services to the Company, a Subsidiary or Affiliate, or affect the right of the Company, a Subsidiary, an Affiliate, the Board, the board of directors of a Subsidiary or an Affiliate, the shareholders of the Company or a Subsidiary, or the holders of interests in an Affiliate, as applicable, to terminate any consulting or employment relationship as the case may be, of the Optionee at any time with or without cause, reason or justification.

            13. HEADINGS. The headings contained in this agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

            14. GOVERNING LAW. This Agreement and all actions taken hereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Florida applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

            15. ACKNOWLEDGEMENT. The Optionee hereby acknowledges receipt of a copy of the Plan, represents that he has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Agreement including the Notice. The Optionee further acknowledges that there may be tax consequences upon exercise of this Option or upon disposition of the Shares received on exercise of this Option and will rely on his own tax adviser with respect thereto.

                                             OPTIONEE:


                                             /s/ STEVEN E. GLASS
                                             ------------------------------
                                             Steven E. Glass


                                             SPECIALTY RETAIL GROUP, INC.


                                             By:  /s/ KEVIN R. GREENE
                                                  -------------------------
                                                  Kevin R.Greene,
                                                  Chairman of the Board and
                                                  Chief Executive Officer

                                                                       EXHIBIT A


                             1994 STOCK OPTION PLAN
                         OF SPECIALTY RETAIL GROUP, INC.

1.   Purpose

          Specialty Retail Group, Inc. (the "Corporation") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Corporation and its shareholders. By affording key personnel, directors and consultants the opportunity to acquire proprietary interests in the Corporation and by providing them incentives to put forth maximum efforts for the success of the business, the 1994 Stock Option Plan of Specialty Retail Group, Inc. (the "1994 Plan") is expected to contribute to the attainment of those objectives.

2.   Scope and Duration

          Options under the 1994 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Nonqualified Options"). (Unless otherwise indicated, references in the 1994 Plan to "options" include Incentive Options and Nonqualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1994 Plan is 300,000 shares of the Common Stock of the Corporation ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Corporation.
If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or any portion thereof not so exercised shall (unless the 1994 Plan shall have been terminated) become available for subsequent option grants under the 1994 Plan. As provided in paragraph 13, the 1994 Plan shall become effective on October 26, 1994, and unless terminated sooner pursuant to paragraph 14, the 1994 Plan shall terminate on October 25, 2004, and no option shall be granted hereunder after that date.

3.   Administration

          The 1994 Plan shall be administered by the Board of Directors, or by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors.

          The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1994 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Nonqualified Options; to interpret the 1994 Plan; to prescribe, amend and rescind rules and regulations relating to the 1994 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1994 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1994 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1994 Plan.

4.   Eligibility; Factors to be Considered in Granting Options

          Incentive Options shall be limited to persons who are employees of the Corporation or its present and future subsidiaries and at the grant of any option are in the employ of the Corporation or its present or future subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1994 Plan. An option holder who has been granted an option or options under the 1994 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, Nonqualified Options may be granted to any person, including, but not limited to, employees, independent agents, consultants, attorneys and non-employee directors who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Corporation.

5.   Option Price

          The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the

Committee, as the case may be, and in the case of Incentive Options shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In the case of Nonqualified Options, the purchase price under the option shall be the Fair Market Value. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.   Term of Options

          The term of each option shall be not more than ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

7.   Exercise of Options

          (a) The Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that the option will only be exercisable in specified cumulative or noncumulative installments or provide for acceleration of the rights of exercise provided in the option under such circumstances as it deems appropriate.

          (b) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Corporation, at its principal place of business in the Bronx, New York, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein;
(ii) payment of the purchase price; and (iii) in the case of Nonqualified Options, payment in cash of all withholding tax obligations imposed on the Corporation by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Corporation shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this subparagraph (b), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Corporation for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

          (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made
(i) in cash, which may be paid by check or other instrument acceptable to the Corporation; (ii) subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, in its sole discretion, on a case-by-case basis, by delivery of shares of Common Stock of the Corporation owned either (x) by the option holder prior to exercise of the option or (y) by the option holder as a result of the exercise of the option, as is equal in value (as determined by its Fair Market Value, as defined in paragraph 15 below, at the close of business on the last business day before the date of delivery) to the purchase price or (iii) by delivery of any combination of cash and such shares of the Company's Common Stock (valued as set forth above) which, in the aggregate, is equal in value to the purchase price; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

8.   Incentive Options

          (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Corporation or its current or future subsidiary corporations with respect to which incentive stock options, as defined in Section 422A of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Corporation and its parent and subsidiary corporations, as those terms are defined in Section 425 of the Code) shall not exceed $100,000.

          (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Corporation or any of its subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the Option expires within 5 years from the date of grant.

          (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Corporation may amend the provisions of the 1994 Plan, and the Corporation and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9.   Non-Transferability of Options

          Incentive Options granted under the 1994 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the employee only by the employee.

10.  Termination of Employment

          In the event that the employment of an employee to whom an option has been granted under the 1994 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1994 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within 30 days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Corporation, or any of its current or future subsidiaries, and breaches of any applicable employment agreement between the Corporation, or any of its current or future subsidiaries, and such employee. Options granted to employees under the 1994 Plan shall not be affected by any change of duties or position as long as the holder continues to be a regular employee of the Corporation or any of its current or future subsidiaries. Any option agreement or any rules and regulations relating to the 1994 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1994 Plan or in any option granted pursuant to the 1994 Plan shall confer upon any employee any right to continue in the employ of the corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employment at any time.

11.  Death of Employee

          If an employee to whom an option has been granted under the 1994 Plan shall die while employed by the Corporation or a subsidiary or within 30 days after the termination of such employment (other than termination for cause), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, at any time within six months after the date of the employee's death, but not later than the date on which the option terminates.

12. Adjustments Upon Changes in Capitalization, Etc.

          Notwithstanding any other provision of the 1994 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1994 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalization, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

13. Effective Date

          The 1994 Plan shall become effective on October 26, 1994, provided that the shareholders of the Corporation shall have, on or before October 25, 1995, approved the 1994 Plan. Options may be granted under the 1994 Plan prior to such approval, but each such option shall be subject to such approval of the 1994 Plan by the shareholders of the Corporation. If the 1994 Plan shall not be so approved, all options granted thereunder shall be of no effect. The date of grant of any option granted prior to such approval by the shareholders shall be determined for all purposes as if the option had not been subject to such approval; provided, however, no option granted under the 1994 Plan may be exercised prior to the approval of the 1994 Plan by the shareholders of the Corporation.

14.  Termination and Amendment

          The Board of Directors of the Corporation may suspend, terminate, modify or amend the 1994 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1994 Plan, materially increase the benefits accruing to participants under the 1994 Plan, or materially modify the requirements as to eligibility, for participation in the 1994 Plan, shall be subject to the approval of the Corporation's shareholders, except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1994 Plan may, without the consent of the option holder to whom an option shall theretofore have been granted, affect the rights of such option holder under such option.

15.  Miscellaneous

          As said term is used in the 1994 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such System, or (c) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and such determination shall be conclusive as to the Fair Market Value of the Common Stock.

          The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1994 Plan, that to the extent required at the time of exercise (i) the shares of Common Stock reserved for purposes of the 1994 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Corporation such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation.

          During the term of the 1994 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Nonqualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1994 Plan the same as any other option.

                                    EXHIBIT B



                      OPTION EXERCISE NOTICE AND AGREEMENT


Specialty Retail Group, Inc.


Attention:  Corporate Secretary

          1. EXERCISE OF OPTION. The undersigned ("Purchaser") hereby elects to purchase _____ shares (the "Shares") of common stock, $.001 par value, of Specialty Retail Group, Inc. (the "Company"), pursuant to the stock option agreement dated as of October 2, 1995, by and between Purchaser and the Company (the "Option"). All capitalized terms not otherwise defied herein shall have the meanings set forth in the Plan.

          2. REPRESENTATIONS OF PURCHASER. Purchaser represents and warrants to the Company that:

               (a) Purchaser has received, read and understands: (i) the Option; and (ii) this Option Exercise Notice and Agreement ("Agreement") and agrees to be bound by the terms and conditions thereof.

               (b) Purchaser has access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition which have been filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Act of 1934, as amended (the "Exchange Act"), and Purchaser has had the opportunity to ask questions of the Company's representatives concerning such matters and this investment.

               (c) Purchaser is fully aware that investment in the Shares involves risk and that no assurances can be given as to the future performance of the Shares.

               (d) If Purchaser is "directly or indirectly the beneficial owner of more than 10 per centum" of the Shares, or an "officer" or "director" of the Company, within the meaning of Section 16 of the Exchange Act, Purchaser recognizes that the Shares purchased hereby may give rise to liability to the Company for short swing profits under Section 16 of the Exchange Act.

               (e) Purchaser is acquiring the Shares for Purchaser's own account and for investment and not with a view to distribution. The Purchaser understands that such Shares may not have been registered under the Securities Act of 1933, as amended, and, accordingly, such Shares may not be sold or transferred in the absence of such registration or exemption therefrom under said Act,

               (f) Purchaser is not purchasing the Shares on the basis of material information which has not been publicly disclosed.

               (g) If Purchaser effects a transfer of any of the Shares purchased hereby which does not comply with applicable law or any of the provisions of this Agreement, Purchaser agrees to indemnify and hold the Company harmless from any loss, liability, claim, damage or expense occasioned thereby, including, without limitation, reasonable attorney's fees and costs of suit.

               (h) Purchaser acknowledges and understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Shares purchased hereby.

               (i) Purchaser is fully aware of the tax consequences associated with the exercise of the Option and the disposition of the Shares acquired thereby.

          3.   RESTRICTIVE LEGEND AND STOP TRANSFER ORDERS.

               (a) LEGEND. Purchaser understands and agrees that the Company may, in its discretion, cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares purchased hereby, together with any other legends that may be required by state or federal securities laws:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
               ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

               (b) STOP TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent with respect to the Shares purchased hereby.

               (c)  REFUSAL TO TRANSFER.  The Company shall not be required:
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of applicable law or any of the provisions of this Agreement; or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          4. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Purchaser or by the Company forthwith to the Compensation Committee of the Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by such Committee shall be final and binding on the Company and Purchaser.

          5. NOTICE. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified or registered mail, return receipt requested, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

          6. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          7. ENTIRE DOCUMENT. The Option is incorporated herein by reference. This Agreement and the Option constitute the entire agreement of the parties and supersede all prior undertakings, agreements, representations, warranties and understandings with respect to the subject matter hereof.

          8. HEADINGS. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          9. GOVERNING LAW. This Agreement and all action taken hereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Florida applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

          10. PURCHASE PRICE; DELIVERY OF PAYMENT; WITHHOLDING. The purchase price of the Shares purchased hereunder is $_____, being equal to the number of Shares to be purchased hereunder pursuant to the exercise of the Option described in Paragraph 1 hereof, multiplied by the exercise price as set forth in the


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

Option. Purchaser hereby pays the purchase price of $_____ in full by delivery of $_____ in cash.

          In addition, Purchaser hereby delivers to the Company the amount of $__________, representing the amount required to be withheld by the Company in respect of withholding taxes in connection with the exercise of the Option hereby.

          IN WITNESS WHEREOF, Purchaser has executed this Agreement this _____ day of ________, 199__.




                                        -----------------------------------
                                        Name:


                                        -----------------------------------
                                        Address:


                                        -----------------------------------

                                        -----------------------------------



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

                                     RECEIPT

          Receipt of this Agreement together with payment in the amount of $______ for ________ Shares in connection with the exercise of all or part of an option granted to Steven E. Glass, together with the amount of $________ representing the payment in respect of withholding taxes as set forth in Section 10 of the Option Exercise Notice and Agreement, is hereby acknowledged.


                                   SPECIALTY RETAIL GROUP, INC.

                                   By:
                                       ------------------------------------
                                         Corporate Secretary

Date:
     ---------------


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